MERRILL LYNCH
ARKANSAS
MUNICIPAL
BOND FUND







FUND LOGO





Annual Report

July 31, 1995





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Merrill Lynch Arkansas
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011





TO OUR SHAREHOLDERS


In the July quarter, economic data generally showed evidence of slowing activity. Gross domestic product growth for the first three months of 1995 was reported at 2.7%, the weakest showing in the past 18 months. Other signs of a sluggish economy included lackluster durable goods orders, slowing growth in the manufacturing sector, and three consecutive months of declines in the Index of Leading Economic Indicators, an occurrence which has often (but not always) forecast recessions. As a result, concerns arose that the economic "soft landing" could turn into an actual recession. However, at the same time there were also expectations that a few months of very slow or zero growth would be followed by a pickup in economic activity later in the year. This view was supported by the stronger-than-expected employment data for June and an upward revision in May's employment figures, as well as improving housing activity measures and consumer confidence surveys.

Thus far in 1995, economic developments have been very positive for the US stock and bond markets, and most US stock market averages recently have attained record levels. In contrast, the US dollar has been persistently weak, especially relative to the yen. Following the Federal Reserve Board's cut in short-term interest rates in early July, continued signs of a moderating expansion and well-contained inflationary pressures could provide further assurance that the peak in US interest rates is behind us, creating a stronger foundation for higher stock and bond prices. On the other hand, indications of reaccelerating growth and increasing inflationary pressures would likely suggest that higher interest rates are on the horizon, a negative development for the US financial markets. The outcome of the current deliberations on reducing the Federal budget deficit will also play a role in the investment outlook for the US capital markets.

The Municipal Market
Tax-exempt bond yields exhibited considerable volatility during the three months ended July 31, 1995. Municipal bond yields initially fell throughout May into early June as evidence of a slowing domestic economy and moderate inflationary pressures accumulated. As measured by the Bond Buyer Revenue Bond Index, yields of A-rated, uninsured tax-exempt revenue bonds declined 35 basis points (0.35%) to 5.94%. By late June, however, amid signs of a potentially resurgent economy, particularly in the rebounding housing sector, bond yields returned to their April quarter's levels of approximately 6.30%. The lowering of short-term interest rates by the Federal Reserve Board in early July temporarily restored investor confidence and tax-exempt bond yields fell to 6.05%. As additional economic indicators were released during July, investors again saw signs that the economy was regaining momentum and that the Federal Reserve Board action had been premature. Fears that an expanding economy would have negative inflationary consequences pushed municipal bond yields higher, ending the July 31, 1995 quarter essentially unchanged at 6.27%. US Treasury bond yields exhibited a similar pattern of volatility during the July quarter. However, US Treasury bond yields continued to decline, falling approximately 50 basis points to 6.85%.

Municipal bonds have underperformed US Treasury securities for a number of reasons. The record highs of the US equity market have continued to attract retail investors seeking further capital gains. Investor demand has also been diminished in recent months by the "sticker shock" effect that periodically affects the municipal bond market. Investors who had become accustomed to purchasing tax-exempt securities in the 6.50%--7.00% range six to seven months ago have demonstrated understandable reluctance to purchase similar securities at current levels. The strong fundamental structure of the municipal bond market, however, suggests that such hesitancy may prove costly.

However, the major reason by far for the tax-exempt market's recent underperformance has been concerns regarding the implication for municipal bonds' tax advantage resulting from various proposed tax law changes (for example, flat tax, value-added tax or national sales tax) that have reduced investor demand for tax-exempt products. Such concerns are likely to quickly recede as investors realize that such, if any, changes are unlikely to be enacted before late 1996 at the earliest. Long-term investors will also recall 1986 when similar tax proposals were made, municipal bond yields initially rose, in some instances, to over 100% of taxable yields. Tax-exempt bond yields quickly declined as investors' fears proved to be unfounded.

The municipal bond market's strong technical position has diminished somewhat in recent months. New-issue supply over the last six months has totaled approximately $71 billion, or a decline of over 20% compared to the corresponding period in 1994. In recent months, however, municipalities issued approximately $41 billion in new securities, which represents only a 6% decline versus the same period a year earlier. Investor demand has remained muted in recent months despite significant funds available to investors. By the end of July investors, both individual and institutional, are expected to have received as much as $80 billion from tax-exempt bond maturities, coupon payments and the proceeds of early bond redemptions. Little new money has entered the municipal market in recent months, largely in response to the factors mentioned above. Consequently, much of the technical support the municipal market enjoyed earlier this year has evaporated, causing municipal bond yields to decline at a slower rate than their taxable counterparts.

However, the recent relative underperformance of municipal bonds has made them particularly attractive to long-term investors. Tax-exempt bonds currently yield well over 90% of US Treasury securities. In some instances, A-rated, long-term revenue bonds have yielded almost 95% of US Treasury bonds. Analysts usually consider municipal bonds yielding over 82% of US Treasury securities to be historically attractive. With inflation-adjusted, "real" after-tax equivalent tax-exempt yields of over 6.50%, municipal securities appear to represent considerable value.

Current tax-exempt yield levels appear to be overcompensating for any proposed changes in tax law that can reasonably be expected to be enacted. As Congressional hearings on this matter would continue into 1996, and the revenue losses resultant from such changes become more apparent, the likelihood of any significant changes to tax codes and the resultant decline of municipal bonds' inherent tax advantage should decline. Under such a scenario, tax-exempt bond yields would quickly decline and currently available municipal bond yields would return to their normal historic relationship.

Fiscal Year in Review
At the beginning of the fiscal year ended July 31, 1995, the bond market was very volatile. As a result, we maintained a defensive investment strategy from August 1994 to November 1994. As interest rates peaked in November, we shifted to a more constructive posture on interest rates and remained constructive until the end of June. In July, we shifted back to a cautious view of the bond market. The municipal market in Arkansas continued to see very little activity during the past year. This was in response to the small amount of new issuance (less than $750 million) coming to market in the Arkansas tax-exempt market. This represented a decline of 17.5% from the previous fiscal year. We kept cash reserves at a minimum in order to seek to enhance income for our shareholders. This strategy allowed the Fund to provide an attractive total return. Looking ahead, we expect our strategy to consist of seeking to enhance the Fund's total returns and provide an attractive level of tax-exempt income for shareholders.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Arkansas
Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Vice President and Portfolio Manager


September 7, 1995





PERFORMANCE DATA



About Fund Performance


Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

Performance data for all of the Fund's shares are presented in the "Total Return Based on a $10,000 Investment" graphs on page 4, the "Recent Performance Results" table below and the "Aggregate Total
Return" tables on page 4.

The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class A and Class B Shares for the since inception (September 30, 1994) and 3-month periods ended July 31, 1995 and for Class C and Class D Shares for the since inception (October 21, 1994) and 3-month periods ended July 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Recent Performance Results
                                                                                           Since Inception    3 Month
                                                7/31/95         4/30/95       Inception++     % Change++      % Change
Class A Shares*                                 $10.29          $10.15         $10.00           +2.90%          +1.38%
Class B Shares*                                  10.29           10.15          10.00           +2.90           +1.38
Class C Shares*                                  10.30           10.15           9.92           +3.83           +1.48
Class D Shares*                                  10.29           10.15           9.92           +3.73           +1.38
Class A Shares--Total Return*                                                                   +8.13(1)        +2.79(2)
Class B Shares--Total Return*                                                                   +7.68(3)        +2.66(4)
Class C Shares--Total Return*                                                                   +8.13(5)        +2.73(6)
Class D Shares--Total Return*                                                                   +8.54(7)        +2.76(8)
Class A Shares--Standardized 30-day Yield         5.22%
Class B Shares--Standardized 30-day Yield         4.92%
Class C Shares--Standardized 30-day Yield         4.82%
Class D Shares--Standardized 30-day Yield         5.12%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++Class A and Class B Shares commenced operations on 9/30/94. Class
   C and Class D Shares commenced operations on 10/21/94.
(1)Percent change includes reinvestment of $0.488 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.143 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.446 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.129 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.398 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.127 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.445 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.140 per share ordinary income dividends.




PERFORMANCE DATA (concluded)



Total Return Based on a $10,000 Investment--Class A Shares and Class B Shares


A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:


                                                   9/30/94**          7/95

ML Arkansas Municipal Bond Fund++--
Class A Shares*                                    $ 9,600          $10,368

ML Arkansas Municipal Bond Fund++--
Class B Shares*                                    $10,000          $10,380

Lehman Brothers Municipal Bond Index++++           $10,000          $10,910

Total Return Based on a $10,000 Investment--Class C Shares and Class D Shares


A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:


                                                  10/21/94**          7/95

ML Arkansas Municipal Bond Fund++--
Class C Shares*                                    $10,000          $10,713

ML Arkansas Municipal Bond Fund++--
Class D Shares*                                    $ 9,600          $10,420

Lehman Brothers Municipal Bond Index++++           $10,000          $11,107


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Arkansas Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of Arkansas, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.
    Past performance is not predictive of future performance.



Aggregate Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (9/30/94)
through 6/30/95                            +7.46%         +3.16%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Inception (9/30/94)
through 6/30/95                            +7.06%         +3.06%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Inception (10/21/94)
through 6/30/95                            +7.41%         +6.41%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (10/21/94)
through 6/30/95                            +7.88%         +3.56%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch Arkansas
Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT     Alternative Minimum Tax (subject to)
GO      Government Obligation Bonds
IDR     Industrial Development  Revenue Bonds
PCR     Pollution Control Revenue Bonds
S/F     Single-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                 (in Thousands)
S&P        Moody's  Face                                                                                         Value
Ratings    Ratings Amount                             Issue                                                    (Note 1a)

Arkansas--84.3%
AAA        NR*     $1,420    Arkansas State Development Finance Authority, S/F Mortgage Revenue
                             Bonds, AMT, Series A, 7.30% due 3/01/2013 (b)                                       $ 1,511

                             Arkansas State Development Finance Authority, Water Revenue Bonds
                             (Revolving Loan Fund) (c):
AAA        Aaa        400      Refunding, Series B, 5.25% due 12/01/2010                                             388
AAA        Aaa        100      Series A, 5.75% due 6/01/2018                                                          98

AA         Aa         350    Arkansas State Refunding Bonds (Waste Disposal and Pollution), Series B,
                             6.25% due 7/01/2020                                                                     359

                             Arkansas State Student Loan Authority Revenue Bonds, AMT:
NR*        VMIG1++    100      Series B-4, VRDN, 4% due 6/01/2010 (a)                                                100
NR*        A          350      Sub-Series B, 7.25% due 6/01/2009                                                     376

AA         Aa         455    Arkansas State Water Resources Development Bonds, Series A, UT,
                             5.50% due 7/01/2020                                                                     428

BBB        Baa2       250    Baxter County, Arkansas, IDR, Refunding (Aeroquip-Trinova Corp. Project),
                             5.80% due 10/01/2013                                                                    236

AA-        A1         350    Blytheville, Arkansas, Solid Waste Recycling and Sewer Treatment Revenue
                             Bonds (Nucor Corp. Project), AMT, 6.375% due 1/01/2023                                  352

A-         A3       1,000    Camden, Arkansas, Environmental Improvement Revenue Bonds (International
                             Paper Co. Project), AMT, Series A, 7.625% due 11/01/2018                              1,160

A1+        P1         300    Clark County, Arkansas, Solid Waste Disposal Revenue Bonds (Reynolds Metals
                             Co. Project), VRDN, AMT, 3.90% due 8/01/2022 (a)                                        300

NR*        P1         200    Crosset, Arkansas, PCR (Georgia-Pacific Corp. Project), VRDN, 3.80%
                             due 10/01/2007 (a)                                                                      200

AAA        Aaa        350    Fort Smith, Arkansas, Water, Sewer and Construction Revenue Refunding
                             Bonds, 6% due 10/01/2012 (c)                                                            356

BBB        Baa2       200    Jefferson County, Arkansas, PCR, Refunding (Arkansas Power and Light Co.
                             Project), 6.30% due 6/01/2018                                                           202

A1+        Aaa        300    Little Rock, Arkansas, Health Facilities Board, Hospital Revenue Bonds
                             (Southwest Hospital Capital Guaranty), VRDN, 3.80% due 10/01/2018 (a)                   300

AAA        Aaa        375    Little Rock, Arkansas, Municipal Airport Revenue Refunding Bonds,
                             6% due 11/01/2014 (c)                                                                   379

AA+        Aa         500    Little Rock, Arkansas, Refunding Bonds (Capital Improvement),
                             6.25% due 2/01/2008                                                                     514



SCHEDULE OF INVESTMENTS                                                                                 (in Thousands)
S&P        Moody's  Face                                                                                         Value
Ratings    Ratings Amount                             Issue                                                    (Note 1a)

Arkansas (concluded)
AAA        Aaa     $  550    Little Rock, Arkansas, School District, Revenue Refunding Bonds,
                             5.50% due 1/01/2020 (e)                                                             $   518

AAA        Aaa        400    North Little Rock, Arkansas, Electric Revenue Refunding Bonds, Series A,
                             6.50% due 7/01/2015 (c)                                                                 441

BBB        Baa2       300    Pope County, Arkansas, PCR, Refunding (Arkansas Power and Light Co.
                             Project), 6.30% due 12/01/2016                                                          305

A-         NR*        500    Pulaski County, Arkansas, Hospital Revenue Bonds (Arkansas Children's
                             Hospital Project), Series A, 6.20% due 3/01/2022                                        498

AAA        Aaa        350    Pulaski County, Arkansas, Special School District, Revenue Refunding Bonds,
                             5.25% due 2/01/2019 (d)                                                                 322

AAA        Aaa        500    Saline County, Arkansas, Retirement, Housing and Healthcare Facilities Board,
                             Revenue Refunding Bonds (Evangelist Lutheran Project), 5.80% due 6/01/2011 (e)          502

Puerto Rico--12.3%

A          Baa1       325    Puerto Rico Commonwealth, GO, UT, 6.50% due 7/01/2023                                   335

A          Baa1       320    Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                             Revenue Bonds, Series T, 6.625% due 7/01/2018                                           332

BBB-       NR*        425    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
                             Control Facilities Financing Authority, Higher Education Revenue Bonds
                             (PolyTechnic University of Puerto Rico Project), Series A, 5.50%
                             due 8/01/2024                                                                           378

A+         A          400    Puerto Rico Telephone Authority, Revenue Refunding Bonds, Series L,
                             5.75% due 1/01/2011                                                                     395

Total Investments (Cost--$10,836)--96.6%                                                                          11,285

Other Assets Less Liabilities--3.4%                                                                                  392
                                                                                                                 -------
Net Assets--100.0%                                                                                               $11,677
                                                                                                                 =======


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1995.
(b)GNMA Insured.
(c)MBIA Insured.
(d)FSA Insured.
(e)AMBAC Insured.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc. Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

FINANCIAL INFORMATION


Statement of Assets and Liabilities as of July 31, 1995
Assets:             Investments, at value (identified cost--$10,835,745) (Note 1a)                          $ 11,285,469
                    Cash                                                                                          23,478
                    Receivables:
                      Interest                                                             $    176,280
                      Investment adviser (Note 2)                                                53,397          229,677
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      51,516
                    Prepaid registration fees and other assets (Note 1e)                                         135,750
                                                                                                            ------------
                    Total assets                                                                              11,725,890
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                        11,475
                      Distributor (Note 2)                                                        3,544
                      Beneficial interest redeemed                                                    8           15,027
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        33,776
                                                                                                            ------------
                    Total liabilities                                                                             48,803
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 11,677,087
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     21,871
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         79,146
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                          5,418
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                          7,024
                    Paid-in capital in excess of par                                                          11,277,151
                    Accumulated realized capital losses on investments--net
                    (Note 5)                                                                                    (163,247)
                    Unrealized appreciation on investments--net                                                  449,724
                                                                                                            ------------
                    Net assets                                                                              $ 11,677,087
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $2,250,895 and 218,710 shares
                    of beneficial interest outstanding                                                      $      10.29
                                                                                                            ============
                    Class B--Based on net assets of $8,145,388 and 791,459 shares
                    of beneficial interest outstanding                                                      $      10.29
                                                                                                            ============
                    Class C--Based on net assets of $557,855 and 54,180 shares
                    of beneficial interest outstanding                                                      $      10.30
                                                                                                            ============
                    Class D--Based on net assets of $722,949 and 70,239 shares
                    of beneficial interest outstanding                                                      $      10.29
                                                                                                            ============


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                                                          For the Period
                                                                                                    September 30, 1994++
                                                                                                        to July 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                $    475,911
(Note 1d):

Expenses:           Professional fees                                                      $     62,519
                    Investment advisory fees (Note 2)                                            43,362
                    Account maintenance and distribution fees--Class B (Note 2)                  28,622
                    Accounting services (Note 2)                                                 26,825
                    Printing and shareholder reports                                             19,595
                    Amortization of organization expenses (Note 1e)                              10,330
                    Registration fees (Note 1e)                                                   9,065
                    Transfer agent fees--Class B (Note 2)                                         5,056
                    Pricing fees                                                                  2,518
                    Custodian fees                                                                1,449
                    Transfer agent fees--Class A (Note 2)                                         1,295
                    Account maintenance and distribution fees--Class C (Note 2)                     811
                    Trustees' fees and expenses                                                     368
                    Account maintenance fees--Class D (Note 2)                                      277
                    Transfer agent fees--Class D (Note 2)                                           199
                    Transfer agent fees--Class C (Note 2)                                           111
                    Other                                                                           606
                                                                                           ------------
                    Total expenses before reimbursement                                         213,008
                    Reimbursement of expenses (Note 2)                                         (173,025)
                                                                                           ------------
                    Total expenses after reimbursement                                                            39,983
                                                                                                            ------------
                    Investment income--net                                                                       435,928
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (163,247)
Unrealized          Unrealized appreciation on investments--net                                                  449,724
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $    722,405
(Notes 1b, 1d & 3):                                                                                         ============

                  ++Commencement of Operations.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statement of Changes in Net Assets
                                                                                                          For the Period
                                                                                                    September 30, 1994++
Increase (Decrease) in Net Assets:                                                                      to July 31, 1995
Operations:         Investment income--net                                                                  $    435,928
                    Realized loss on investments--net                                                           (163,247)
                    Unrealized appreciation on investments--net                                                  449,724
                                                                                                            ------------
                    Net increase in net assets resulting from operations                                         722,405
                                                                                                            ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                                   (103,823)
(Note 1f):            Class B                                                                                   (309,723)
                      Class C                                                                                     (6,757)
                      Class D                                                                                    (15,625)
                                                                                                            ------------
                    Net decrease in net assets resulting from dividends to shareholders                         (435,928)
                                                                                                            ------------

Beneficial          Net increase in net assets derived from beneficial interest transactions                  11,290,610
Interest                                                                                                    ------------
Transactions
(Note 4):

Net Assets:         Total increase in net assets                                                              11,577,087
                    Beginning of period                                                                          100,000
                                                                                                            ------------
                    End of period                                                                           $ 11,677,087
                                                                                                            ============

                  ++Commencement of Operations.

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)


Financial Highlights
The following per share data and ratios have been derived                        For the Period         For the Period
from information provided in the financial statements.                        September 30, 1994++    October 21, 1994++
                                                                                to July 31, 1995       to July 31, 1995
Increase (Decrease) in Net Asset Value:                                       Class A     Class B     Class C    Class D
Per Share           Net asset value, beginning of period                      $  10.00   $  10.00    $   9.92   $   9.92
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .50        .46         .41        .46
                    Realized and unrealized gain on investments--net               .29        .29         .38        .37
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .79        .75         .79        .83
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.50)      (.46)       (.41)      (.46)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  10.29   $  10.29    $  10.30   $  10.29
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           8.13%+++   7.68%+++    8.13%+++   8.54%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to           Expenses, excluding account maintenance
Average             and distribution fees and net of reimbursement                .11%*      .13%*       .25%*      .19%*
Net Assets:                                                                   ========   ========    ========   ========
                    Expenses, net of reimbursement                                .11%*      .63%*       .85%*      .29%*
                                                                              ========   ========    ========   ========
                    Expenses                                                     2.32%*     2.83%*      2.90%*     2.37%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       5.94%*     5.41%*      5.00%*     5.64%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  2,251   $  8,145    $    558   $    723
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          28.64%     28.64%      28.64%     28.64%
                                                                              ========   ========    ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Arkansas Municipal Bond Fund (the "Fund") is part of the Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to commencement of operations on September 30, 1994, the Fund had no operations other than those relating to organizational matters and the issue of 5,000 Class A Shares and 5,000 Class B Shares of beneficial interest of the Fund to Fund Asset Management, L.P. ("FAM") for $100,000. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price or yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Short-term investments with a remaining maturity of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing portfolio holdings or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.


NOTES TO FINANCIAL STATEMENTS (concluded)


(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the year ended July 31, 1995, FAM earned fees of $43,362, all of which was voluntarily waived. FAM also voluntarily reimbursed the Fund additional expenses of $129,663.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-l under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                     Account      Distribution
                                 Maintenance Fee      Fee

Class B                               0.25%          0.25%
Class C                               0.25%          0.35%
Class D                               0.10%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period September 30, 1994 to July 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                       MLFD         MLPF&S

Class A                                $498         $6,855
Class D                                $592         $7,591


For the period September 30, 1994 to July 31, 1995, MLPF&S received contingent deferred sales charges of $1,549 and $1 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFD, MLFDS, MLPF&S, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period September 30, 1994 to July 31, 1995, were $12,410,989 and $2,391,258, respectively.

Net realized and unrealized gains (losses) as of July 31, 1995 were as follows:


                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments            $    (83,047)  $    449,724
Financial futures contracts           (80,200)            --
                                 ------------   ------------
Total                            $   (163,247)  $    449,724
                                 ============   ============


As of July 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $449,724, of which $491,385 related to appreciated securities and $41,661 related to depreciated securities. The aggregate cost of investments at July 31, 1995 for Federal income tax purposes was $10,835,745.

4. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions was $11,290,610 for the period ended July 31, 1995.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares
for the Period
September 30, 1994++                                Dollar
to July 31, 1995                      Shares        Amount

Shares sold                           236,456   $  2,367,098
Shares issued to share-
holders in reinvestment
of dividends                            1,254         12,677
                                 ------------   ------------
Total issued                          237,710      2,379,775
Shares redeemed                       (24,000)      (237,008)
                                 ------------   ------------
Net increase                          213,710   $  2,142,767
                                 ============   ============

[FN]
++Prior to September 30, 1994 (commencement of operations), the Fund issued 5,000 shares to FAM for $50,000.



Class B Shares for the Period
September 30, 1994++                                Dollar
to July 31, 1995                      Shares        Amount

Shares sold                           855,458   $  8,567,269
Shares issued to share-
holders in reinvestment
of dividends                            5,048         51,093
                                 ------------   ------------
Total issued                          860,506      8,618,362
Shares redeemed                       (74,047)      (736,801)
                                 ------------   ------------
Net increase                          786,459   $  7,881,561
                                 ============   ============

[FN]
++Prior to September 30, 1994 (commencement of operations), the Fund issued 5,000 shares to FAM for $50,000.

Class C Shares for the Period
October 21, 1994++                                  Dollar
to July 31, 1995                      Shares        Amount

Shares sold                            54,363   $    556,059
Shares issued to share-
holders in reinvestment
of dividends                              670          6,902
                                 ------------   ------------
Total issued                           55,033        562,961
Shares redeemed                          (853)        (8,722)
                                 ------------   ------------
Net increase                           54,180   $    554,239
                                 ============   ============

[FN]
++Commencement of Operations.


Class D Shares for the Period
October 21, 1994++                                  Dollar
to July 31, 1995                      Shares        Amount

Shares sold                            74,178    $   748,590
Shares issued to share-
holders in reinvestment
of dividends                              958          9,831
                                 ------------   ------------
Total issued                           75,136        758,421
Shares redeemed                        (4,897)       (46,378)
                                 ------------   ------------
Net increase                           70,239   $    712,043
                                 ============   ============

[FN]
++Commencement of Operations.

5. Capital Loss Carryforward:
At July 31, 1995, the Fund had a net capital loss carryforward of approximately $6,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch Arkansas Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Arkansas Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1995, the related statements of operations and changes in net assets, and the financial highlights for the period September 30, 1994 (commencement of operations) to July 31, 1995. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Arkansas Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the period September 30, 1994 to July 31, 1995 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 7, 1995
</AUDIT-REPORT>

IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid monthly by Merrill Lynch Arkansas Municipal Bond Fund during its taxable period ended July 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions during the period.

Please retain this information for your records.





OFFICERS AND TRUSTEES


Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101


Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863